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                                                                     EXHIBIT 4.1

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
         Numero                                           POPULAR, INC.                                          Acciones Comunes
         [SEAL]                                                                                                       [SEAL]
         Number                                        San Juan, Puerto Rico                                       Common Shares

  Num. del Accionista           Incorporado bajo las leyes del Estado Libre Asociado de Puerto Rico
         [SEAL]                     Incorporated under the laws of the Commonwealth of Puerto Rico

    Stockholder No.                  ESTE CERTIFICADO ES TRANSFERIBLE EN SAN JUAN, PUERTO RICO                   -----------------
                                     THIS CERTIFICATE IS TRANSFERABLE IN SAN JUAN, PUERTO RICO                   CUSIP 733174 10 6
                                                                                                                 -----------------
Certificamos que la(s) persona(s) o entidad(es) que se indica(n) a continuacion, a saber:
This is to certify that the person(s) or entity(ies) who is (are) mentioned below, to wit:







es (son) dueno(s) de
is (are) the owner(s) of

accion(es) comun(es), de un valor par de $       cada una, del capital social de POPULAR, INC.
common shares, of a par value of $               each, of the capital stock of POPULAR, INC.

              Transferibles solamente en los libros de la Corporacion personalmente por el poseedor o por su apoderado
              Legalmente autorizado, mediante la entrega de este Certificado debidamente endosado.

              Transferable only on the books of the Corporation personally by the holder hereof or by his duly authorized attorney upon surrender of this Certificate properly endorsed.

                                      EN TESTIMONIO DE LO CUAL aparecen el facsimile del sello de la
                                      Corporacion y el facsimile de las firmas de sus oficiales autorizados.
                                      IN WITNESS WHEREOF, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

Countersigned and Registered:
                    BANCO POPULAR DE PUERTO RICO                                                (Signature)
                    TRANSFER AGENT AND REGISTRAR
                                                                                            President/Presidente
By                                                           [SEAL]
                                                                                                 (Signature)
                Authorized Signature                                                        Secretary/Secretario
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
Hasta el Momento de Separacion (segun se define en el Acuerdo de Derechos al que nos referimos mas adelante), este certificado tambien evidencia y concede al tenedor ciertos Derechos que se establecen en un Acuerdo de Derechos fechado el 13 de agosto de 1998
(el cual puede ser enmendado, en adelante el "Acuerdo") entre Popular, Inc., (en adelante la "Compania") y Banco Popular de Puerto
Rico, como Agente de Derechos, los terminos de los cuales se incorporan aqui por referencia y copia del cual se guarda en archivo en las oficinas ejecutivas de la Compania. Bajo ciertas circunstancias, segun establece el Acuerdo, estos Derechos pueden redimirse, pueden intercambiarse por valores o activos de la Compania o valores de otra entidad, pueden intercambiarse por acciones comunes u otros valores o activos de la Compania, pueden expirar, pueden advenir nulos (si son "Propiedad para el Beneficio" de un
"Adquirente" o un afiliado o asociado de este, segun se definen estos terminos en el Acuerdo, o por cualquier cesionario de cualquiera de los anteriores) o puede ser evidenciado por certificados separados y dejar de serlo ya por este certificado. La
Compania enviara por correo o facilitara el envio por correo, sin cargo alguno, de una copia del Acuerdo al tenedor de este certificado a solicitud por escrito de este.

Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of August 13, 1998 (as such may be amended from time to time, the "Rights Agreement"), between Popular, Inc. (the "Company") and Banco Popular de Puerto Rico, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company.
Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may become exercisable for securities or assets of the Company or securities of another entity, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an Affiliate
or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge after the receipt of a written request thereof.

         The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common                                     UNIF GIFT MIN ACT-            Custodian
TEN ENT -as tenants by the entireties                                               ------------          ------------
JT TEN  -as joint tenants with right                                                  (Cust)              (Minor)
         of survivorship and not as tenants                                           under Uniform Gifts to Minors
         in common                                                                    Act
                                                                                          -----------
                                                                                            (State)

                          Additional abbreviations may also be used though not in the above list.

         For Value Received,                             hereby sell, assign and transfer unto
                            -----------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
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                              ------------------------------------------------------------------------------------------------------
                              NOTICE: THE  SIGNATURE  TO  THIS  ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
                                      THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:




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THE SIGNATURE(S) SHOULD  BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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